UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  November 29, 2019

Wize Pharma, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52545	88-0445167
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 Hanagar Street, Hod Hasharon, Israel	4527708
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  +(972) 72-260-0536

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

This Current Report on Form 8-K/A (the Amendment Number One) amends and restates the Current Report on Form 8-K filed by Wize Pharma, Inc. (the “Company”) with the Securities and Exchange Commission on December 5, 2019.

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported on an 8-K filed with the Securities and Exchange Commission on December 5, 2019, effective November 29, 2019, Wize Pharma, Inc. (the “Company”) and its wholly-owned subsidiary Wize Pharma Ltd. (“Wize Israel”) entered into an amendment to convertible loan agreements (the “Amendment”) with Rimon Gold Assets Ltd. (“Rimon Gold”), Mobigo Inc., an entity owned by Chief Executive Officer Noam Danenberg (“Mobigo”), and Shimshon Fisher (“Fisher” and, together with Rimon Gold and Mobigo, the “Lenders”).

Pursuant to the Amendment, the Company repaid approximately $760,000 of the $1,520,000 outstanding under the loans on November 29, 2019 and the Lenders agreed to convert the remaining outstanding amounts of the loans at a later date. On December 13, 2019, the Company issued to the Lenders an aggregate of 2,816,196 shares of common stock upon conversion of the loans at a reduced conversion price of $0.27 per share and issued warrants to purchase an aggregate of 5,632,392 shares of common stock at an exercise price of $0.27 (the “Warrants”). The Warrants have a term of five years and will be exercisable five days following the public announcement of positive clinical data results for LO2A. In addition, the parties agreed that effective December 13, 2019, the exercise price or conversion price of all other convertible securities previously issued to the Lenders in connection with the loans (the “Existing Convertible Securities”) shall be adjusted to $0.27 per share and that the aggregate number of shares of common stock issuable upon exercise or conversion of a Lender’s Existing Convertible Securities shall be reduced in accordance with the percent of such Lender’s conversion of its outstanding loan.

The foregoing description of the Amendment and Warrants are not complete and are qualified in their entirety by the full text of the Amendment and Form of Warrant, which will be filed as exhibits to the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2019.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 3.02. The securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and were offered and sold pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 13, 2019	Wize Pharma, Inc.

	By:	/s/ Or Eisenberg
Or Eisenberg
Chief Financial Officer

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